Exhibit 99.1

Planar Reports Fiscal Third Quarter 2014 Financial Results

Company Reports 53 Percent Year-Over-Year Growth in Quarterly Sales of Digital Signage Products

BEAVERTON, Ore. – July 31, 2014 – Planar Systems, Inc. (NASDAQ: PLNR), a global leader in display and digital signage technology, recorded sales of $43.9 million and GAAP income per share of $0.03 in its third fiscal quarter ended June 27, 2014. On a non-GAAP basis (see reconciliation table below), income per share was $0.05 in the third quarter of fiscal 2014.

FISCAL Q3 2014 OPERATIONAL HIGHLIGHTS

•	Quarterly sales of digital signage products increased 53 percent to $21.4 million, compared to the third fiscal quarter of 2013.

•	Non-GAAP EBITDA totaled $1.6 million (see reconciliation table), resulting in $4.4 million in non-GAAP EBITDA fiscal year to-date.

•	Rolled out the Clarity™ Matrix Video Wall Calculator, a first-of-its-kind, free online tool that makes it easier, faster and more accurate to design and install video walls.

•	Advanced the adoption of Ultra HD with the introduction of four new 4K displays: Planar UltraRes 98”, Planar EP-Series 58” and 65”, and Planar IX-Series 28” UHD displays.

•	Honored with Most Innovative Video Display and Best of Show Awards at InfoComm 2014. Planar UltraRes Series and Clarity Matrix LCD Video Wall System recognized by Systems Contractor News and Digital Signage Magazine.

FISCAL Q3 2014 FINANCIAL RESULTS

Sales of digital signage products totaled $21.4 million in the third fiscal quarter of 2014, a 53 percent increase over the same period a year ago. Total revenue increased 17 percent compared to the third quarter of fiscal 2013, as increases in sales of digital signage products more than offset the decline in sales of Commercial and Industrial (C&I) products. Sales of C&I products decreased 4 percent to $22.5 million compared with the same quarter a year ago. This decrease was primarily driven by lower sales of touch monitors and high-end home products, partially offset by higher sales of custom C&I displays and rear projection cubes.

The Company’s consolidated gross profit margin, as a percentage of sales (on a non-GAAP basis), was 24.4 percent in the third quarter of 2014, up from 21.7 percent in the third quarter of 2013 (see reconciliation table). The improvement in gross profit rate is the result of both an increase in sales of higher margin digital signage products relative to lower margin C&I products as well as higher gross profit rates on sales of digital signage products compared with the prior year.

Total operating expenses (on a non-GAAP basis) for the third quarter of 2014 were $9.6 million compared with $9.0 million in the same quarter last year (see reconciliation table), primarily driven by increases in sales and marketing expenditures.

The Company’s cash balance decreased $1.5 million sequentially to $11.5 million at the end of the third fiscal quarter of 2014 compared to the end of the second quarter of fiscal 2014. The primary drivers of working capital remained flat with the second fiscal quarter as reductions in inventory, which improved inventory turns to 5.1, and a small increase in accounts payable were roughly offset by an increase in accounts receivable. Cash declined in the quarter primarily as a result of payments made to a third party for certain components related to the EL business for which the buyer of the EL business, Beneq Products Oy, has agreed to repay the Company over time.

MANAGEMENT COMMENTARY

“Our third quarter results came in above our expectations for both revenue and profits, bolstered by strong growth in sales of our strategic focus area of digital signage products,” said Gerry Perkel, Planar’s president and chief executive officer. “As a result of the strong performance in the third quarter, coupled with a favorable outlook for the fourth quarter, we are increasing our estimates for revenue and non-GAAP EPS for the full fiscal year.”

BUSINESS OUTLOOK

Looking forward, the Company currently expects to see continued strong revenue for digital signage and custom C&I products in the fourth fiscal quarter of 2014, and therefore anticipates revenue in the range of $48 million to $50 million and non-GAAP income per share of $0.08 to $0.10. As a result, the Company has raised its estimates for the full fiscal year 2014, and currently expects revenue in the range of $173.4 million to $175.4 million and non-GAAP income per share of $0.21 to $0.23.

CONFERENCE CALL

Management will discuss the results of operations and the business outlook in a conference call later today, July 31, 2014, beginning at 2:00 p.m. Pacific time. The call can be heard via the Internet through a link on Planar’s website at www.planar.com and will be available for replay until August 31, 2014. The Company will post on its website management’s prepared remarks shortly after the call.

ABOUT PLANAR

Planar Systems, Inc. (NASDAQ: PLNR) is a global leader in display and digital signage technology, providing premier solutions for the world’s most demanding environments. Retailers, educational institutions, government agencies, businesses, utilities and energy firms, and home theater enthusiasts all depend on Planar to provide superior performance when image experience is of the highest importance. Planar video walls, large format LCD displays, interactive touch screen monitors and many other solutions are used by the world’s leading organizations in applications ranging from digital signage to simulation and from interactive kiosks to large-scale data visualization. Founded in 1983, Planar is headquartered in Oregon, USA, with offices, manufacturing partners and customers worldwide. For more information, visit www.planar.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to Planar’s business operations and prospects, including statements under the “Business Outlook” heading relating to the Company’s expected revenue growth, revenue range and non-GAAP income per share range for fiscal 2014, and the Company’s expected revenue growth, total revenue range and non-GAAP income per share range for the fourth quarter of fiscal 2014. These statements are made pursuant to the safe harbor provisions of the federal securities laws. These and other forward-looking statements, which may be identified by the inclusion of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “goal” and variations of such words and other similar expressions, are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. These statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements: poor or weakened domestic and international business and economic conditions; changes or reductions in the demand for products in the various display markets served by the Company; any delay in the timing of customer orders or the Company’s ability to ship product upon receipt of a customer order; the extent and timing of any additional expenditures by the Company to address business growth opportunities; any inability to reduce costs or to do so quickly enough, in either case, in response to reductions in revenue; adverse impacts on the Company or its operations relating to or arising from any inability to fund desired expenditures, including due to difficulties in obtaining necessary financing; changes in the flat-panel monitor industry; changes in customer demand or ordering patterns; changes in the competitive environment including pricing pressures, increased commoditization or the ability to keep pace with technological changes; technological advances; shortages of manufacturing capacity from the Company’s third-party manufacturing partners or other interruptions in the supply of components the Company incorporates in its finished goods including as a result of natural disasters; future production variables resulting in excess inventory and other risk factors listed from time to time in the Company’s periodic filings with the Securities and Exchange Commission (SEC). The forward-looking statements contained in this press release speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.

MEDIA CONTACTS: Kim Brown Planar Systems, Inc. 503.748.6724 kim.brown@planar.com	INVESTOR CONTACTS: Ryan Gray Planar Systems, Inc. 503.748.8911 ryan.gray@planar.com

Note Regarding the Use of non-GAAP Financial Measures:

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), the Company’s earnings release contains non-GAAP financial measures that exclude certain items set forth in the reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. The exclusions relate primarily to charges of a non-cash nature. Management uses the non-GAAP financial measures for internal managerial purposes, including as a means to compare period-to-period results on a consolidated basis and as a means to evaluate the Company’s results on a consolidated basis compared to those of other companies. In addition, management uses certain of these measures when publicly providing forward-looking statements on expectations regarding future consolidated basis financial results. The Company discloses this information to the public to enable investors to be able to more easily assess the Company’s performance on the same basis applied by management. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Planar Systems, Inc.

Consolidated Statement of Operations

(In thousands, except per share amounts)

(unaudited)

	Three months ended		Nine months ended
	Jun. 27, 2014	Jun. 28, 2013	Jun. 27, 2014	Jun. 28, 2013
Sales	$43,853	$37,485	$125,385	$121,101
Cost of Sales	33,188	29,359	95,325	93,954

Gross Profit	10,665	8,126	30,060	27,147
Operating Expenses:
Research and development, net	1,560	1,620	4,273	5,475
Sales and marketing	5,187	4,819	14,914	14,923
General and administrative	3,158	2,833	9,614	9,159
Amortization of intangible assets	—	147	—	442
Restructuring	10	2,407	31	2,601
Loss on sale of assets	—	—	—	1,314

Total Operating Expenses	9,915	11,826	28,832	33,914
Income (Loss) from operations	750	(3,700)	1,228	(6,767)
Non-operating income (expense):
Interest, net	99	39	234	104
Foreign exchange, net	(1)	(1)	(54)	(14)
Other, net	(27)	166	422	462

Net non-operating income	71	204	602	552
Income (loss) before taxes	821	(3,496)	1,830	(6,215)
Provision for income taxes	115	71	266	114

Net Income (loss)	$706	$(3,567)	$1,564	$(6,329)

Net Income (loss) per share—basic	$0.03	($0.17)	$0.07	($0.31)
Net Income (loss) per share—diluted	$0.03	($0.17)	$0.07	($0.31)
Weighted average shares outstanding—basic	21,491	20,899	21,302	20,672
Weighted average shares outstanding—diluted	21,623	20,899	21,506	20,672

Planar Systems, Inc.

Consolidated Balance Sheets

(In thousands)

(unaudited)

	Jun. 27, 2014	Sept. 27, 2013
ASSETS
Cash	$11,517	$11,971
Accounts receivable, net	25,175	22,821
Inventories	26,247	30,003
Other current assets	4,602	2,426

Total current assets	67,541	67,221
Property, plant and equipment, net	5,313	6,434
Other assets	7,582	6,230

	$80,436	$79,885

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable	$16,156	$17,042
Current portion of capital leases	443	759
Deferred revenue	1,638	1,685
Other current liabilities	13,455	12,848

Total current liabilities	31,692	32,334
Long-term portion of capital leases	—	394
Other long-term liabilities	4,396	5,390

Total liabilities	36,088	38,118
Common stock	187,517	186,202
Retained deficit	(140,612)	(141,735)
Accumulated other comprehensive loss	(2,557)	(2,700)

Total shareholders’ equity	44,348	41,767

	$80,436	$79,885

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, unaudited)

	For the three months ended
	Jun. 27, 2014	Jun. 28, 2013
Gross Profit:
GAAP Gross Profit	10,665	8,126
Share-based compensation	27	22

Total Non-GAAP adjustments	27	22

NON-GAAP GROSS PROFIT	10,692	8,148

NON-GAAP GROSS PROFIT PERCENTAGE	24.4%	21.7%

Research and Development:
GAAP research and development expense	1,560	1,620
Share-based compensation	(15)	—

Total Non-GAAP adjustments	(15)	—

NON-GAAP RESEARCH AND DEVELOPMENT EXPENSE	1,545	1,620

Sales and Marketing:
GAAP sales and marketing expense	5,187	4,819
Share-based compensation	(55)	(61)

Total Non-GAAP adjustments	(55)	(61)

NON-GAAP SALES AND MARKETING EXPENSE	5,132	4,758

General and Administrative:
GAAP General and Administrative Expense	3,158	2,833
Share-based compensation	(259)	(208)

Total Non-GAAP adjustments	(259)	(208)

NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSE	2,899	2,625

Operating Expenses:
GAAP Total Operating Expenses	9,915	11,826
Share-based compensation	(329)	(269)
Amortization of intangible assets	—	(147)
Restructuring charges	(10)	(2,407)

Total Non-GAAP adjustments	(339)	(2,823)

NON-GAAP TOTAL OPERATING EXPENSES	9,576	9,003

Reconciliation of GAAP to Non-GAAP Financial Measures Continued

(In thousands, unaudited)

	For the three months ended
	Jun. 27, 2014	Jun. 28, 2013
Income (Loss) from Operations:
GAAP income (loss) from operations	750	(3,700)
Share-based compensation	356	291
Amortization of intangible assets	—	147
Restructuring charges	10	2,407

Total Non-GAAP adjustments	366	2,845

NON-GAAP INCOME (LOSS) FROM OPERATIONS	1,116	(855)

Income (Loss) before taxes & EBITDA:
GAAP income (loss) before taxes	821	(3,496)
Share-based compensation	356	291
Amortization of intangible assets	—	147
Restructuring charges	10	2,407
Foreign exchange, net	1	1

Total Non-GAAP adjustments	367	2,846

NON-GAAP INCOME (LOSS) BEFORE TAXES	1,188	(650)

Depreciation	416	330

NON-GAAP EBITDA	1,604	(320)

Net Income (Loss):
GAAP Net Income (loss)	706	(3,567)
Share-based compensation	356	291
Amortization of intangible assets	—	147
Restructuring charges	10	2,407
Foreign exchange, net	1	1
Income tax effect of reconciling items	(5)	315

Total Non-GAAP adjustments	362	3,161

NON-GAAP NET INCOME (LOSS)	1,068	(406)

GAAP weighted average shares outstanding—basic	21,491	20,899
GAAP weighted average shares outstanding—diluted	21,623	20,899
GAAP Net Income (Loss) per share—basic	$0.03	($0.17)
Non-GAAP adjustments detailed above	0.02	0.15
NON-GAAP NET INCOME (LOSS) PER SHARE (basic)	$0.05	($0.02)
GAAP Net Income (Loss) per share—diluted	$0.03	($0.17)
Non-GAAP adjustments detailed above	0.02	0.15
NON-GAAP NET INCOME (LOSS) PER SHARE (diluted)	$0.05	($0.02)

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, unaudited)

	For the nine months ended
	Jun. 27, 2014	Jun. 28, 2013
Gross Profit:
GAAP Gross Profit	30,060	27,147
Share-based compensation	73	75

Total Non-GAAP adjustments	73	75

NON-GAAP GROSS PROFIT	30,133	27,222

NON-GAAP GROSS PROFIT PERCENTAGE	24.0%	22.5%

Research and Development:
GAAP research and development expense	4,273	5,475
Share-based compensation	(34)	(82)

Total Non-GAAP adjustments	(34)	(82)

NON-GAAP RESEARCH AND DEVELOPMENT EXPENSE	4,239	5,393

Sales and Marketing:
GAAP sales and marketing expense	14,914	14,923
Share-based compensation	(141)	(212)

Total Non-GAAP adjustments	(141)	(212)

NON-GAAP SALES AND MARKETING EXPENSE	14,773	14,711

General and Administrative:
GAAP General and Administrative Expense	9,614	9,159
Share-based compensation	(896)	(791)

Total Non-GAAP adjustments	(896)	(791)

NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSE	8,718	8,368

Operating Expenses:
GAAP Total Operating Expenses	28,832	33,914
Share-based compensation	(1,071)	(1,085)
Amortization of intangible assets	—	(442)
Restructuring charges	(31)	(2,601)
Loss on sale of assets	—	(1,314)

Total Non-GAAP adjustments	(1,102)	(5,442)

NON-GAAP TOTAL OPERATING EXPENSES	27,730	28,472

Reconciliation of GAAP to Non-GAAP Financial Measures Continued

(In thousands, unaudited)

	For the nine months ended
	Jun. 27, 2014	Jun. 28, 2013
Income (Loss) from Operations:
GAAP income (loss) from operations	1,228	(6,767)
Share-based compensation	1,144	1,160
Amortization of intangible assets	—	442
Restructuring charges	31	2,601
Loss on sale of assets	—	1,314

Total Non-GAAP adjustments	1,175	5,517

NON-GAAP INCOME (LOSS) FROM OPERATIONS	2,403	(1,250)

Income (Loss) before taxes & EBITDA:
GAAP income (loss) before taxes	1,830	(6,215)
Share-based compensation	1,144	1,160
Amortization of intangible assets	—	442
Restructuring charges	31	2,601
Loss on sale of assets	—	1,314
Foreign exchange, net	54	14

Total Non-GAAP adjustments	1,229	5,531

NON-GAAP INCOME (LOSS) BEFORE TAXES	3,059	(684)

Depreciation	1,331	1,015

NON-GAAP EBITDA	4,390	331

Net Income (Loss):
GAAP Net Income (loss)	1,564	(6,329)
Share-based compensation	1,144	1,160
Amortization of intangible assets	—	442
Restructuring charges	31	2,601
Loss on sale of assets	—	1,314
Foreign exchange, net	54	14
Income tax effect of reconciling items	(43)	371

Total Non-GAAP adjustments	1,186	5,902

NON-GAAP NET INCOME (LOSS)	2,750	(427)

GAAP weighted average shares outstanding—basic	21,302	20,672
GAAP weighted average shares outstanding—diluted	21,506	20,672
GAAP Net Income (Loss) per share—basic	$0.07	($0.31)
Non-GAAP adjustments detailed above	0.06	0.29
NON-GAAP NET INCOME (LOSS) PER SHARE (basic)	$0.13	($0.02)
GAAP Net Income (Loss) per share—diluted	$0.07	($0.31)
Non-GAAP adjustments detailed above	0.06	0.29
NON-GAAP NET INCOME (LOSS) PER SHARE (diluted)	$0.13	($0.02)

Planar Systems, Inc.

Revenue by Product Line

(In millions)

(unaudited)

	Three months ended			% Change
	Jun. 27, 2014	Jun. 28, 2013	Mar. 28, 2014	vs. Prior Year	vs. Prior Quarter
Digital Signage Sales	$21.4	$14.1	$19.0	53%	13%
Commercial & Industrial Sales	22.5	23.4	22.1	-4%	2%
Desktop Monitors	9.3	9.2	7.7	1%	21%
Rear Projection Cubes	4.6	3.5	4.1	29%	12%
Touch Monitors	3.2	5.0	3.7	-37%	-14%
High-end Home	1.2	2.2	1.7	-44%	-29%
Custom Commercial & Industrial	4.2	3.3	4.7	27%	-11%
Other	—	0.2	0.2	-100%	-100%

Total Sales	$43.9	$37.5	$41.1	17%	7%

Planar Systems, Inc.

Revenue by Product Line

(In millions)

(unaudited)

	Nine months ended		% Change
	Jun. 27, 2014	Jun. 28, 2013	vs. Prior Year
Digital Signage Sales	$59.3	$44.4	34%
Commercial & Industrial Sales	66.1	76.7	-14%
Desktop Monitors	25.1	26.9	-7%
Rear Projection Cubes	13.7	15.9	-14%
Touch Monitors	10.1	15.2	-34%
High-end Home	4.6	7.7	-41%
Custom Commercial & Industrial	12.2	7.9	54%
Electroluminescent(1)	—	2.3	-100%
Other	0.4	0.8	-45%

Total Sales	$125.4	$121.1	4%

Electroluminescent(1)	—	2.3	-100%

Total Sales without Electroluminescent	$125.4	$118.8	6%

(1)	In the first quarter of 2013, the Company sold the assets and liabilities related to the Electroluminescent product line, including custom glass, which was included in other commercial & industrial sales.